Regal Beloit Corporation

Second Quarter 2012 Earnings Conference Call

August 1, 2012

Mark Gliebe
Chairman and
Chief Executive Officer

Jon Schlemmer
Chief Operating Officer

Chuck Hinrichs
Vice President
Chief Financial Officer

John Perino
Vice President
Investor Relations

REGAL

REGAL

Safe Harbor Statement

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements represent our management's judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "plan," "expect," "anticipate," "estimate," "believe," or "continue" or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses, including the timing and impact of purchase accounting adjustments; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; increases in our overall debt levels as a result of acquisitions or otherwise and our ability to repay principal and interest on our outstanding debt; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; unanticipated costs or expenses we may incur related to product warranty issues; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company's Annual Report on Form 10-K filed on February 29, 2012 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP). We also disclose adjusted diluted earnings per share (EPS), adjusted gross profit, adjusted gross profit as a percentage of net sales, free cash flow and free cash flow as a percentage of net income attributable to Regal Beloit Corporation (collectively, "non-GAAP financial measures"). We use these measures in our internal performance reporting and for reports to the Board of Directors. We also periodically disclose certain of these measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events. We believe that these non-GAAP financial measures are useful measures for providing investors with additional insight into our operating performance. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. These non-GAAP financial measures exclude the effects of certain items that are not comparable from one period to the next. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment.

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Agenda

Opening Comments	Mark Gliebe
Financial Update	Chuck Hinrichs
Operations Update	Jon Schlemmer
Summary	Mark Gliebe
Q&A	All
Closing Comments	Mark Gliebe

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Opening Comments

- Record Second Quarter Sales & Earnings
  - Businesses Performed at High End of Expectations
  - Exceeded EPS Guidance

- Second Quarter Highlights
  - Free Cash Flow of 177% of Net Income
  - Announced Plant & Warehouse Consolidation in North America
  - On Track to Exceed EPC Synergy Target and Timing
  - 85% Transitioned to New China Hermetic Facility
  - Started Production in New China Generator Facility
  - Closed on Small Acquisition to Grow Unico

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3rd Quarter 2012 Outlook

- Uncertainty in Macro-economic Environment
- Softer Demand in Mid and Late Cycle Businesses
- Negative Impact from Foreign Currency Translation
- HVAC Growth Expected Year Over Year
- Continued Unico Growth

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2nd Quarter 2012 Financial Results

- Second Quarter Results Exceeded Expectations
- Sales Growth of 26.7% vs. 2Q 2011
  - Continued Growth in N.A. C&I, Mechanical & Unico
  - Offset Headwinds in HVAC, Asia & Europe
  - Foreign Currency Exchange Rates Reduced Sales by 2.1%
- Cost of Sales Includes $0.5 Million or $0.01 EPS of Restructuring Charges
- Prior Year 2Q Cost of Sales Included $28.0 Million or $0.44 EPS for Warranty Expense Item

2nd Quarter 2012 Financial Highlights



+ 27%
$682
$864
2011
2012
Revenue ($M)
+21%
$86
$104
2011
2012
Adjusted Income from Operations ($M)*
+ 9%
$1.38
$1.50
2011
2012
Adjusted Diluted EPS*

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

Financial Performance

Capital Expenditures

- $25 Million in 2Q 2012
- $110 Million Est. for FY 2012

Income Tax Rate

- 30.5% ETR in 2Q 2012
- 30.0% ETR Est. for 2H 2012

Free Cash Flow

- $111 Million FCF in 2Q 2012
- 177% of Net Income
- $160 Million FCF YTD 2012
- 143% of Net Income YTD 2012

Balance Sheet 6/30/2012

- Total Debt of $911 Million
  - Repaid $75 Million of Debt in 2Q
- Debt to Cap 35.6%
- Debt to LTM EBITDA 2.1x

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3rd Quarter 2012 Guidance

- GAAP EPS Guidance of $1.22 to $1.30
- Adjusted EPS Guidance of $1.32 to $1.40, After Adding Back $0.10 for Estimated Restructuring Costs
- Expect Negative Impact of Foreign Currency Translation
- Growth Expected in HVAC and Unico Partially Offsetting Weakness in Europe and Asia

2nd Quarter 2012 Operations Update

- Sales & Order Strength in C&I, including EPC, N.A. Mechanical
- 54% Sales Growth in Unico
  - Increasing Unico Production, Planning to Add Capacity
  - Technojar Acquisition
- N. A. Mechanical up 9.1%
- HVAC Performed Better Than Expected
- Sales Outside U.S. Increased 9.5%, Representing 32% of Total Sales
- Sequential Improvement in Asia Orders but Overall Market Still Soft

New China Facilities - Update





New Hermetic Motor Plant

- Taicang China
- Factory Construction Complete
- 85% Transition Completed





New Generator Plant

- Shanghai China
- Factory Construction Complete
- Beginning Initial Production

Energy Efficient Products


Total Sales
Energy Efficient Products
20%



Mariner 740 Frame Generator

- Designed for Marine Applications
- Proven Reliability in Field
- Designed for Serviceability
- Strong Customer Interest



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100% Aluminum HVAC Motor

- 100% Aluminum Winding
- Cost Advantage for Customers
- Balance Between Premium & Value Products
- Strengthen Position in Standard Motor Segment



EPC Synergies Update

- Closing Four Manufacturing Plants in Juarez, Mexico
  - Consolidating Operations
  - Changes Underway, 20% Complete
  - Expect Completion by Mid-2013
- Consolidating Warehouses in the United States
- Remain Committed to Achieving Synergies

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EPC Synergy Update

Gross Synergy Run Rate - *As Presented 8/23/2011*


($ in millions)
$10
$20
$30
$35
Yr 1
Yr 2
Yr 3
Yr 4

Gross Synergy Run Rate – *Current View*


($ in millions)
$12
$25
$38
$38
Yr 1
Yr 2
Yr 3
Yr 4

Capital and Expense – *As Presented 8/23/2011*


($ in millions)
$5.8
$2.2
$2.2
$0.0
Yr 1
Yr 2
Yr 3
Yr 4

Capital and Expense – *Current View*


($ in millions)
$5.6
$7.0
$0.0
$0.0
Yr 1
Yr 2
Yr 3
Yr 4

Plan to Exceed Synergy Savings Earlier

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Summary

- 2Q 2012 Record Quarter of Sales and Earnings
- 2Q 2012 Generated Strong Free Cash Flow
- Footprint Consolidation Timely and Delivering EPC Synergies
- 3Q Guidance
  - Modest Growth in HVAC
  - Softer Conditions in C&I and Mechanical
  - Asia Improving Sequentially but Remains Weak
- Continued Strong Free Cash Flow
- Acquisition Pipe Line Strong

Questions and Answers

Closing Comments

First Half 2012

- Record Sales and Earnings
- Integration of Largest Acquisition Continues
- Launched New Corporate Brand
- Began Simplification Journey
- Another Record Year for New Product Launches
- Continued to Invest in Our Facilities in China
- Continued to Improve on Customer Performance

Thank You

Appendix Non-GAAP Reconciliations

EBITDA Reconciliation

Dollars in Millions	3Q 2011	4Q 2011	1Q 2012	2Q 2012	LTM
Net Income	$45.7	$33.5	$48.7	$62.7	$190.6
Plus: Minority Interest	1.8	.3	1.2	1.6	4.9
Plus: Taxes	20.6	14.7	17.8	28.2	81.3
Plus: Interest Expense	10.5	10.7	11.8	11.2	44.20
Less: Interest Income	(.5)	(.6)	(.4)	(.4)	(1.9)
Plus: Depreciation	17.4	18.4	20.1	21.3	77.2
Plus: Amortization	8.7	10.1	10.8	10.9	40.5
EBITDA	$104.2	$87.1	$110.0	$135.5	$436.8

Appendix Non-GAAP Reconciliations

Free Cash Flow Reconciliation

Dollars in Millions

	Three Months Ended		Six Months Ended	
	June 30, 2012	July 2, 2011	**June 30, 2012**	July 2, 2011
GAAP Net Cash Provided by Operating Activities	**$ 135.9**	$ 53.4	**$ 204.4**	$ 109.6
Additions to Property Plant and Equipment	**(25.0)**	(10.8)	**(44.8)**	(38.5)
Free Cash Flow	**$ 110.9**	$ 42.6	**$ 159.6**	$ 71.1
Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit	**176.9%**	124.2%	**143.3%**	97.1%

Adjusted Diluted EPS Reconciliation

	Three Months Ended		Six Months Ended	
	June 30, 2012	July 2, 2011	**June 30, 2012**	July 2, 2011
GAAP Diluted Earnings Per Share	**$ 1.49**	$ 0.88	**$ 2.65**	$ 1.87
EPC Acquisition Costs	**-**	0.06	**-**	0.18
2Q 2011 Warranty Expense Item	**-**	0.44	**-**	0.44
Restructuring Costs	**0.01**	-	**0.01**	-
Gain on Disposal of Real Estate	-	-	**(0.02)**	-
Adjusted Diluted Earnings Per Share	**$ 1.50**	**$ 1.38**	**$ 2.64**	**$ 2.49**

Appendix Non-GAAP Reconciliations

Adjusted Income from Operations

Dollars in Millions

	Three Months Ended		Six Months Ended	
	June 30, 2012	July 2, 2011	June 30, 2012	July 2, 2011
GAAP Income from Operations	$ 103.3	$ 54.8	$ 182.4	$ 118.9
EPC Acquisition Costs	-	3.3	-	9.6
2Q 2011 Warranty Expense Item	-	28.0	-	-
Restructuring Costs	0.5	-	0.5	-
Gain on Disposal of Real Estate	-	-	(1.3)	-
Adjusted Income from Operations	$ 103.8	$ 86.1	$ 181.6	$ 128.5